


                                                     Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                     Chase Credit Card Master Trust
                                                             Series 1996-4
                                                                                                         Distribution Date:  2/15/99

Section 5.2 - Supplement                                         Class A          Class B       Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00            0.00           0.00                      0.00

(ii)   Monthly Interest Distributed                           6,384,000.00      554,811.64     750,003.33              7,688,814.98
       Deficiency Amounts                                             0.00            0.00                                     0.00
       Additional Interest                                            0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                   0.00                      0.00

(iii)  Collections of Principal Receivables                 156,801,416.58   13,066,710.05  16,800,226.44            186,668,353.07

(iv)   Collections of Finance Charge Receivables             21,050,576.90    1,754,204.72   2,255,428.98             25,060,210.60

(v)    Aggregate Amount of Principal Receivables                                                                  17,188,824,668.82

                                        Investor Interest 1,400,000,000.00  116,666,000.00 150,000,666.67          1,666,666,666.67
                                        Adjusted Interest 1,400,000,000.00  116,666,000.00 150,000,666.67          1,666,666,666.67

                                                Series
       Floating Investor Percentage                9.70%            84.00%           7.00%          9.00%                    100.00%
       Fixed Investor Percentage                   9.70%            84.00%           7.00%          9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.37%
               30 to 59 days                                                                                                   1.49%
               60 to 89 days                                                                                                   1.02%
               90 or more days                                                                                                 2.12%
                                                                                                                  ------------------
                                              Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                8,514,792.97      709,562.03     912,303.30             10,136,658.30

(viii) Investor Charge-Offs                                           0.00            0.00           0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00           0.00

(x)    Servicing Fee                                          1,166,666.67       97,221.67     125,000.56              1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.74%

(xii)  Reallocated Monthly Principal                                                  0.00           0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)       1,400,000,000.00  116,666,000.00 150,000,666.67          1,666,666,666.67

(xiv)  LIBOR                                                                                                                5.00000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       19,883,910.24    1,656,983.05   2,130,428.42             23,671,321.71

(xxii) Certificate Rate                                           5.13000%        5.35000%       5.62500%
------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                           Series 1997-1
                                                                                                          Distribution Date: 2/15/99

Section 5.2 - Supplement                                      Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                           5,203,111.11       450,628.06       618,811.20           6,272,550.37
       Deficiency Amounts                                             0.00             0.00                                    0.00
       Additional Interest                                            0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                 128,801,163.62    10,733,392.97    13,800,162.00         153,334,718.58

(iv)   Collections of Finance Charge Receivables             17,291,545.31     1,440,957.10     1,852,670.58          20,585,172.99

(v)    Aggregate Amount of Principal Receivables                                                                  17,188,824,668.82

                                        Investor Interest 1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                        Adjusted Interest 1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                  Series
       Floating Investor Percentage                 7.96%           84.00%            7.00%            9.00%                 100.00%
       Fixed Investor Percentage                    7.96%           84.00%            7.00%            9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.37%
               30 to 59 days                                                                                                   1.49%
               60 to 89 days                                                                                                   1.02%
               90 or more days                                                                                                 2.12%
                                                                                                                  ------------------
                                                 Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                6,994,294.22       582,855.82       749,390.69           8,326,540.74

(viii) Investor Charge-Offs                                           0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00             0.00             0.00

(x)    Servicing Fee                                            958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.74%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)       1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                                5.00000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       16,333,211.98     1,361,096.26     1,749,991.73          19,444,299.98

(xxii) Certificate Rate                                           5.09000%         5.29000%         5.65000%

------------------------------------------------------------------------------------------------------------------------------------

                                                  Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                           Series 1997-2
                                                                                                         Distribution Date: 2/15/99

Section 5.2 - Supplement                                    Class A          Class B         Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00             0.00              0.00                    0.00

(ii)   Monthly Interest Distributed                         7,875,000.00       458,095.13        576,516.49            8,909,611.61
       Deficiency Amounts                                           0.00             0.00                                      0.00
       Additional Interest                                          0.00             0.00                                      0.00
       Accrued and Unpaid Interest                                                                     0.00                    0.00

(iii)  Collections of Principal Receivables               168,001,517.76     9,545,510.24     13,363,787.69          190,910,815.69

(iv)   Collections of Finance Charge Receivables           22,554,189.54     1,281,483.94      1,794,087.37           25,629,760.85

(v)    Aggregate Amount of Principal Receivables                                                                  17,188,824,668.82

                                      Investor Interest 1,500,000,000.00    85,227,000.00    119,318,455.00        1,704,545,455.00
                                      Adjusted Interest 1,500,000,000.00    85,227,000.00    119,318,455.00        1,704,545,455.00

                                              Series
       Floating Investor Percentage               9.92%           88.00%            5.00%             7.00%                 100.00%
       Fixed Investor Percentage                  9.92%           88.00%            5.00%             7.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.37%
               30 to 59 days                                                                                                  1.49%
               60 to 89 days                                                                                                  1.02%
               90 or more days                                                                                                2.12%
                                                                                                                 -------------------
                                            Total Receivables                                                               100.00%

(vii)  Investor Default Amount                              9,122,992.47       518,350.19        725,694.24           10,367,036.90

(viii) Investor Charge-Offs                                         0.00             0.00              0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00              0.00

(x)    Servicing Fee                                        1,250,000.00        71,022.50         99,432.05            1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        10.74%

(xii)  Reallocated Monthly Principal                                                 0.00              0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)     1,500,000,000.00    85,227,000.00    119,318,455.00        1,704,545,455.00

(xiv)  LIBOR                                                                                                               5.00000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                     21,304,189.54     1,210,461.44      1,694,655.32           24,209,306.30

(xxii) Certificate Rate                                         6.30000%         6.45000%          5.50000%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1997-3
                                                                                                      Distribution Date: 2/15/99

Section 5.2 - Supplement                                        Class A         Class B      Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                              0.00             0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                               0.00        99,072.49     136,906.47             235,978.96
        Deficiency Amounts                                         0.00             0.00                                  0.00
        Additional Interest                                        0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                0.00                   0.00

(iii)   Collections of Principal Receivables              28,000,252.96     2,333,317.08   3,000,064.48          33,333,634.52

(iv)    Collections of Finance Charge Receivables          3,759,031.59       313,247.62     402,758.40           4,475,037.61

(v)     Aggregate Amount of Principal Receivables                                                            17,188,824,668.82

                                       Investor Interest 250,000,000.00    20,833,000.00  26,786,048.00         297,619,048.00
                                       Adjusted Interest 250,000,000.00    20,833,000.00  26,786,048.00         297,619,048.00

                                               Series
        Floating Investor Percentage              1.73%          84.00%            7.00%          9.00%                 100.00%
        Fixed Investor Percentage                 1.73%          84.00%            7.00%          9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                  95.37%
                30 to 59 days                                                                                             1.49%
                60 to 89 days                                                                                             1.02%
                90 or more days                                                                                           2.12%
                                                                                                              -------------------
                                              Total Receivables                                                         100.00%

(vii)   Investor Default Amount                            1,520,498.74       126,706.20     162,912.61           1,810,117.56

(viii)  Investor Charge-Offs                                       0.00             0.00           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00           0.00

(x)     Servicing Fee                                        208,333.33        17,360.83      22,321.71             248,015.87

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                   10.77%

(xii)   Reallocated Monthly Principal                                               0.00           0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     250,000,000.00    20,833,000.00  26,786,048.00         297,619,048.00

(xiv)   LIBOR                                                                                                          5.00000%

(xv)    Principal Funding Account Balance                                                                                 0.00

(xvi)   Interest Funding Account Balance                                                                          1,411,875.00

(xvi)   Accumulation Shortfall                                                                                            0.00

(xvii)  Principal Funding Investment Proceeds                                                                             0.00

(xviii) Principal Investment Funding Shortfall                                                                            0.00

(xix)   Interest Funding Account Investment Proceeds                                                                 25,672.75

(xix)   Available Funds                                    3,556,047.08       295,886.79     380,436.70           4,232,370.56

(xx)    Certificate Rate                                       6.77700%         5.35000%       5.75000%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1997-4
                                                                                                      Distribution Date: 2/15/99

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        2,752,000.00     238,222.22     316,428.57           3,306,650.80
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               67,200,607.10   5,600,050.59   7,200,065.13          80,000,722.82

(iv)   Collections of Finance Charge Receivables           9,021,675.82     751,806.32     966,608.13          10,740,090.27

(v)    Aggregate Amount of Principal Receivables                                                           17,188,824,668.82

                                       Investor Interest 600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00
                                       Adjusted Interest 600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00

                                             Series
       Floating Investor Percentage               4.16%          84.00%          7.00%          9.00%                 100.00%
       Fixed Investor Percentage                  4.16%          84.00%          7.00%          9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.37%
               30 to 59 days                                                                                            1.49%
               60 to 89 days                                                                                            1.02%
               90 or more days                                                                                          2.12%
                                                                                                          --------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                             3,649,196.99     304,099.75     390,985.40           4,344,282.13

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         500,000.00      41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  10.74%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      600,000,000.00  50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                         5.00000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                     8,521,675.82     710,139.65     913,036.70          10,144,852.17

(xxii) Certificate Rate                                        5.16000%       5.36000%       5.60000%

-----------------------------------------------------------------------------------------------------------------------------

                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1997-5
                                                                                                         Distribution Date: 2/15/99

Section 5.2 - Supplement                                       Class A          Class B       Collateral               Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                          2,580,833.33      151,230.58     199,747.94          2,931,811.85
       Deficiency Amounts                                            0.00            0.00                                 0.00
       Additional Interest                                           0.00            0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                 56,000,505.92    3,181,836.75   4,454,595.97         63,636,938.64

(iv)   Collections of Finance Charge Receivables             7,518,063.18      427,161.31     598,029.13          8,543,253.63

(v)    Aggregate Amount of Principal Receivables                                                             17,188,824,668.82

                                         Investor Interest 500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00
                                         Adjusted Interest 500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

                                               Series
       Floating Investor Percentage                3.31%           88.00%           5.00%          7.00%                100.00%
       Fixed Investor Percentage                   3.31%           88.00%           5.00%          7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.37%
               30 to 59 days                                                                                              1.49%
               60 to 89 days                                                                                              1.02%
               90 or more days                                                                                            2.12%
                                                                                                              -------------------
                                             Total Receivables                                                          100.00%

(vii)  Investor Default Amount                               3,040,997.49      172,783.40     241,898.09          3,455,678.97

(viii) Investor Charge-Offs                                          0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00           0.00

(x)    Servicing Fee                                           416,666.67       23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    10.74%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        500,000,000.00   28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                           5.00000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                       7,101,396.51      403,487.15     564,885.12          8,069,768.78

(xxii) Certificate Rate                                          6.19400%        6.38800%       5.65000%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1998-2
                                                                                                      Distribution Date: 2/15/99

Section 5.2 - Supplement                                       Class A         Class B         Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                              0.00             0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                      10,133,114.44       311,108.00     417,146.10          10,861,368.55
        Deficiency Amounts                                         0.00             0.00                                  0.00
        Additional Interest                                        0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                0.00                   0.00

(iii)   Collections of Principal Receivables              89,600,809.47     7,466,659.46   9,600,161.47         106,667,630.39

(iv)    Collections of Finance Charge Receivables         12,028,901.09     1,002,398.40   1,288,820.86          14,320,120.35

(v)     Aggregate Amount of Principal Receivables                                                            17,188,824,668.82

                                       Investor Interest 800,000,000.00    66,666,000.00  85,714,953.00         952,380,953.00
                                       Adjusted Interest 800,000,000.00    66,666,000.00  85,714,953.00         952,380,953.00

                                               Series
        Floating Investor Percentage              5.54%          84.00%            7.00%          9.00%                 100.00%
        Fixed Investor Percentage                 5.54%          84.00%            7.00%          9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                  95.37%
                30 to 59 days                                                                                             1.49%
                60 to 89 days                                                                                             1.02%
                90 or more days                                                                                           2.12%
                                                                                                              -------------------
                                              Total Receivables                                                         100.00%

(vii)   Investor Default Amount                            4,865,595.98       405,462.28     521,317.91           5,792,376.17

(viii)  Investor Charge-Offs                                       0.00             0.00           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00           0.00

(x)     Servicing Fee                                        666,666.67        55,555.00      71,429.13             793,650.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                   10.78%

(xii)   Reallocated Monthly Principal                                               0.00           0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     800,000,000.00    66,666,000.00  85,714,953.00         952,380,953.00

(xiv)   LIBOR                                                                                                          5.00000%

(xv)    Principal Funding Account Balance                                                                                 0.00

(xvi)   Interest Funding Account Balance                                                                          6,616,222.00

(xvi)   Accumulation Shortfall                                                                                            0.00

(xvii)  Principal Funding Investment Proceeds                                                                             0.00

(xviii) Principal Investment Funding Shortfall                                                                            0.00

(xix)   Interest Funding Account Investment Proceeds                                                                 25,672.75

(xix)   Available Funds                                   18,004,129.17       946,843.40   1,217,391.74          20,168,364.31

(xx)    Certificate Rate                                       4.94563%         5.25000%       5.47500%

----------------------------------------------------------------------------------------------------------------------------------

                                                Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1998-3
                                                                                                         Distribution Date: 2/15/99

Section 5.2 - Supplement                                     Class A          Class B       Collateral            Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00            0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                          3,000,000.00      174,711.25     236,746.99          3,411,458.24
       Deficiency Amounts                                            0.00            0.00                                 0.00
       Additional Interest                                           0.00            0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                        0.00

(iii)  Collections of Principal Receivables                 67,200,607.10    3,818,114.49   5,345,604.68         76,364,326.27

(iv)   Collections of Finance Charge Receivables             9,021,675.82      512,581.55     717,646.98         10,251,904.34

(v)    Aggregate Amount of Principal Receivables                                                             17,188,824,668.82

                                         Investor Interest 600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00
                                         Adjusted Interest 600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00

                                               Series
       Floating Investor Percentage                3.97%           88.00%           5.00%          7.00%                100.00%
       Fixed Investor Percentage                   3.97%           88.00%           5.00%          7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.37%
               30 to 59 days                                                                                              1.49%
               60 to 89 days                                                                                              1.02%
               90 or more days                                                                                            2.12%
                                                                                                              -------------------
                                             Total Receivables                                                          100.00%

(vii)  Investor Default Amount                               3,649,196.99      207,335.21     290,282.56          4,146,814.76

(viii) Investor Charge-Offs                                          0.00            0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00           0.00

(x)    Servicing Fee                                           500,000.00       28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    10.74%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        600,000,000.00   34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                           5.00000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                       8,521,675.82      484,173.21     677,873.49          9,683,722.52

(xxii) Certificate Rate                                          6.00000%        6.15000%       5.65000%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1998-5
                                                                                                      Distribution Date: 2/15/99

Section 5.2 - Supplement                                         Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                0.00           0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                         2,981,333.33     258,070.90     362,146.32           3,601,550.56
        Deficiency Amounts                                           0.00           0.00                                  0.00
        Additional Interest                                          0.00           0.00                                  0.00
        Accrued and Unpaid Interest                                                                0.00                   0.00

(iii)   Collections of Principal Receivables                72,800,657.70   6,066,646.81   7,800,145.16          86,667,449.66

(iv)    Collections of Finance Charge Receivables            9,773,482.13     814,446.82   1,047,168.83          11,635,097.78

(v)     Aggregate Amount of Principal Receivables                                                            17,188,824,668.82

                                         Investor Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                         Adjusted Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                               Series
        Floating Investor Percentage                4.50%          84.00%          7.00%          9.00%                 100.00%
        Fixed Investor Percentage                   4.50%          84.00%          7.00%          9.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                 95.37%
                 30 to 59 days                                                                                            1.49%
                 60 to 89 days                                                                                            1.02%
                 90 or more days                                                                                          2.12%
                                                                                                            --------------------
                                            Total Receivables                                                           100.00%

(vii)   Investor Default Amount                              3,953,296.74     329,437.34     423,571.56           4,706,305.64

(viii)  Investor Charge-Offs                                         0.00           0.00           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)     Servicing Fee                                          541,666.67      45,138.33      58,036.27             644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                   10.74%

(xii)   Reallocated Monthly Principal                                               0.00           0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)   LIBOR                                                                                                          5.00000%

(xv)    Principal Funding Account Balance                                                                                 0.00

(xvii)  Accumulation Shortfall                                                                                            0.00

(xviii) Principal Funding Investment Proceeds                                                                             0.00

(xx)    Principal Investment Funding Shortfall                                                                            0.00

(xxi)   Available Funds                                      9,231,815.47     769,308.49     989,132.56          10,990,256.51

(xxii)  Certificate Rate                                         5.16000%       5.36000%       5.85000%

-----------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1998-6
                                                                                                      Distribution Date:  2/15/99


Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        3,039,111.11     265,293.03     378,977.15           3,683,381.29
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               72,800,657.70   6,066,646.81   7,800,145.16          86,667,449.66

(iv)   Collections of Finance Charge Receivables           9,773,482.13     814,446.82   1,047,168.83          11,635,097.78

(v)    Aggregate Amount of Principal Receivables                                                           17,188,824,668.82

                                       Investor Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                       Adjusted Interest 650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage               4.50%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  4.50%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.37%
               30 to 59 days                                                                                           1.49%
               60 to 89 days                                                                                           1.02%
               90 or more days                                                                                         2.12%
                                                                                                         --------------------
                                          Total Receivables                                                          100.00%

(vii)  Investor Default Amount                             3,953,296.74     329,437.34     423,571.56           4,706,305.64

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         541,666.67      45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 10.74%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        5.00000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                     9,231,815.47     769,308.49     989,132.56          10,990,256.51

(xxii) Certificate Rate                                        5.26000%       5.51000%       6.12188%

-----------------------------------------------------------------------------------------------------------------------------